Subsequent events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent events
28.	Subsequent events

(1)	Setting of parameters for repurchase of shares of its own common stock
Sony Group Corporation approved the setting of the following parameters for repurchase of its own common stock pursuant to the Companies Act of Japan and Sony Group Corporation’s Articles of Incorporation at the meeting of its Board of Directors held on April 28, 2021:

1.	Total number of shares for repurchase: 25 million shares (maximum)

2.	Total purchase price for repurchase of shares: 200 billion yen (maximum)

3.	Period of repurchase: April 30, 2021 to April 28, 2022

(2)	Acquisition of certain businesses of Kobalt Music Group Limited
On May 18, 2021, Sony Music Entertainment, a wholly-owned subsidiary of Sony, acquired 100% of the shares and related assets of certain subsidiaries of Kobalt Music Group Limited (“Kobalt”) relating to AWAL, Kobalt’s music distribution business mainly for independent recording artists, and Kobalt Neighbouring Rights, Kobalt’s music neighboring rights management business. The consideration for this acquisition of 49,794 million yen (456 million U.S. dollars) was paid in cash. Prior to the closing of the acquisition, the U.K. Competition and Markets Authority (“CMA”) initiated a review of the transaction, and Sony continues to cooperate with such review. The accounting treatment for the acquisition, which is currently under review by the CMA, has not yet been determined as of the date of this report.